Exhibit 10.59


                    Lease Assignment and Assumption Agreement

This Lease Assignment and Assumption Agreement ("Agreement") is entered into between MES - Maine Education Services. ("MES") as assignor and Nelnet Corporate Services, Inc. ("Nelnet") as assignee, with the consent of One City Center Associates ("Landlord"), and is effective as of the 1st day of February, 2004.

WHEREAS, Landlord and MES are parties to that certain "One City Center Office Lease Agreement" (the "Lease") dated as of January 1, 2000, whereby MES leases the 11th floor of One City Center, Portland, Maine. A copy of the Lease is attached as Exhibit A and incorporated herein by this reference; and,

WHEREAS,   MES  wishes  to  assign  its   rights  and   obligations   under  the
aforementioned Lease to Nelnet; and,

WHEREAS, Nelnet is willing to accept such assignment and assume such rights and obligations; and,

WHEREAS, Landlord consents to such assignment and assumption;

NOW, THEREFORE, in consideration of the terms and conditions of this Assignment and Assumption Agreement, the parties agree as follows:

     1. Assignment. Pursuant to Article 13 of the Lease, MES may assign the Lease with Landlord's consent. Accordingly, MES hereby assigns all right, title and interest in and to the Lease to Nelnet.

     2. Assumption. Nelnet has received a copy of the Lease and agrees to assume and undertake payment of rent and all other obligations of MES thereunder as of the effective date of this Agreement, for the benefit of Landlord and MES.

     3. Consent. Landlord hereby expressly consents to the assignment and assumption contemplated by this Agreement. A copy of Landlord's written consent is attached hereto and incorporated herein as Exhibit "B".

     4. Sublease. The existing Sublease between MES and Johnson & McCaa LLC, dated as of October 22, 2001 shall remain in effect between those parties, subordinate to Nelnet's rights as Tenant under the Lease.

     5. Binding Authority. This Agreement is binding on all successors who lawfully succeed to the rights or take the place of MES, Nelnet or Landlord.

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                                                                   Exhibit 10.59

WHEREFORE, the parties have executed this Agreement below as of the date first written above.

MES - Maine Education Services, Assignor

By:  /s/ Darren J. Hurlburt
     ---------------------------------------

Name:      /s/ Darren J. Hurlburt
           ---------------------------------

Title:     /s/ Vice President/Secretary
           ---------------------------------


NELNET CORPORATE SERVICES, INC., Assignee

By:  /s/ Edward P. Martinez
     ---------------------------------------

Name:      /s/ Edward P. Martinez
           ---------------------------------

Title:     /s/ Executive Director, Secretary
           ---------------------------------

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